[GRAPHIC]

                                                     Annual Report July 31, 2000



Oppenheimer
New Jersey Municipal Fund




                          [LOGO OF OPPENHEIMER FUNDS(R)]

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REPORT HIGHLIGHTS
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     CONTENTS

  1  President's Letter

  3  An Interview with Your Fund's Manager

  7  Fund Performance

 12  Financial Statements

 29  Independent Auditors' Report

 30  Federal Income Tax Information

 31  Officers and Trustees

Despite lower municipal bond prices over the past year, the municipal bond market began to rally during the first quarter of 2000.

During the first seven months of 2000, New Jersey's tax-exempt bond market has benefited from greater demand and a reduced supply of new issues.

We believe that municipal bonds currently offer compelling value compared to 30-year U.S. Treasury bonds.

Average Annual
Total Returns*

For the 1-Year Period
Ended 7/31/00

Class A
Without        With
Sales Chg.     Sales Chg.
--------------------------
-2.47%         -7.11%

Class B
Without        With
Sales Chg.     Sales Chg.
--------------------------
-3.11%         -7.74%

Class C
Without        With
Sales Chg.     Sales Chg.
--------------------------
-3.20%         -4.13%


*See Notes on page 10 for further details.

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PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder,

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
New Jersey
Municipal Fund

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.
      As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.
      During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.
      At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.

1  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

      We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.
      You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
August 21, 2000

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.

2  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

     How did Oppenheimer New Jersey Municipal Bond Fund perform during the one-year period that ended July 31, 2000?
     During the reporting period, the Fund faced a difficult investment environment. Inflation fears and higher interest rates eroded most tax-exempt bond prices, especially during the last five months of 1999. The Fund's slightly aggressive positioning during this time--including a relatively long average portfolio duration and an emphasis on higher yielding securities--constrained performance.
          In the first quarter of 2000, and again in June and July, however, we began to see signs of a potential market recovery. Most significant was a surge in individual investors' demand for New Jersey municipal bonds. At the same time, the available supply of newly issued municipal bonds has fallen. Nevertheless, municipal bond price averages ended the one-year reporting period at lower levels than where they began.

     Why have higher interest rates negatively affected municipal bond prices? Fixed income investors generally dislike rising interest rates, which tend to erode the prices of their previously issued, lower yielding bonds. This is because the older bonds must drop in price in order to attract investors with higher, more competitive yields. At the same time, however, investors with a long-term perspective may take advantage of a rising interest rate environment to benefit from higher levels of current income. Such was the case with many of the Fund's holdings over the past year: as interest rates rose, so did the Fund's yield. This enabled us to maintain the Fund's income stream in a declining market.

     Why has the Federal Reserve Board been raising interest rates?
     The Federal Reserve Board, which sets U.S. monetary policy, has been raising key short-term interest rates over the past year because of inflation concerns. The U.S. economy has been grow-

3  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Average Annual
Total Returns

For the Periods Ended 6/30/00

Class A             Since
1-Year      5-Year  Inception
-8.41%      2.96%   2.96%
------------------------------
Class B             Since
1-Year      5-Year  Inception
-9.13%      2.85%   3.02%
------------------------------
Class C             Since
1-Year      5-Year  Inception
-5.48%      N/A     3.18%
------------------------------

ing so strongly that it may threaten to reignite forces potentially leading to higher prices and wages. Most of us have seen ample evidence of this phenomenon recently in the form of higher gasoline and heating oil prices. With unemployment currently hovering near record low levels, we have also seen upward pressure on wages as growing companies compete for a limited number of skilled workers.
      In response to these developments, the Federal Reserve Board raised interest rates several times during the 12-month reporting period. When added to the single interest rate hike implemented before the reporting period began, the Fed has raised interest rates by 1.75 percentage points since mid June 1999. These actions are intended to slow economic growth by making borrowing more expensive for businesses and consumers.

Why have market conditions improved recently?

Although the market trended consistently downward during the last five months of 1999, the municipal bond market began to rally during the first quarter of 2000, and again in June and July. There are two primary reasons for this: investors' interest rate expectations and a reduced supply of municipal bonds.
      After more than a year of rising interest rates, evidence has begun to emerge that the Fed's policies may be starting to reduce the growth rate of the U.S. economy. Key economic statistics measuring trends in consumer spending, new home construction, employment and other factors have begun to decline to more sustainable levels. Accordingly, some investors believe that most--but not necessarily all--interest rate increases may be behind us, and they are buying bonds to lock in prevailing high yields. This has been particularly true of individual investors who have shifted assets out of the stock market in the wake of heightened volatility among equities.

   1. See page 10 for further details.

4  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Standardized Yields2

For the 30 Days Ended 7/31/00
-----------------------------
Class A         4.94%
-----------------------------
Class B         4.44
-----------------------------
Class C         4.44
-----------------------------

      In addition, the supply of new municipal bonds in New Jersey is down sharply from levels of a year ago. This is primarily the result of the strong U.S. and local economies, which have helped create unexpectedly large tax revenues for many state and local governments. With these larger than expected revenues, New Jersey municipalities have had less need to borrow money.
      Of course, there is no guarantee that these beneficial trends will persist or that market conditions will continue to improve.

How was the Fund managed in this environment?

We have continued to seek to reposition the portfolio more defensively by reducing our holdings of poorly performing bonds, such as those financing the healthcare sector, and improving the overall credit quality of the portfolio. However, our ability to accomplish this has been limited by market conditions. Because demand for New Jersey municipal bonds has come primarily from individual investors, and not from institutional investors, some of our institutional-oriented, lower rated bonds declined more in price relative to higher rated bonds that individuals are buying. We have generally retained these holdings as we wait for institutional investors to re-enter the market and create greater liquidity--and higher prices--for these issues.
      When making new purchases, we focused primarily on general obligation bonds, issued by New Jersey school districts that are either insured or rated triple A. These are the types of bonds that tend to appeal most to individual investors, which potentially makes them easier to sell when the time comes.
With the supply of New Jersey bonds dwindling, we have also found opportunities in the bonds of U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands, which provide income that is exempt from federal and state income taxes for New Jersey residents. Keep in mind that, while individual Fund holdings may be insured, the Fund itself is not.

    2. Standardized yield is based on net investment income for the 30-day period ended July 31, 2000. Falling share prices will tend to artificially raise yields.

5   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Credit Allocation3

[GRAPH]

 . AAA          59.0%
 . AA            0.3
 . A             5.0
 . BBB          14.9
 . BB           18.5
 . B             2.3

What is your outlook for the foreseeable future?
We remain generally optimistic. At current levels, we believe that municipal bonds--and municipal bond funds--represent compelling investment values relative to comparable taxable securities.

      Over the near term, the direction of the U.S. economy remains uncertain. If the current higher interest rates ultimately slow the economy without triggering recession, interest rates should then begin to decline and bonds may benefit. In our opinion, maintaining a long-term perspective that spans economic cycles such as these is an important part of what makes OppenheimerFunds The Right Way to Invest.

Top Five Industries4
-------------------------------------------------------------------------
Municipal Leases                                                 14.3%
-------------------------------------------------------------------------
Adult Living Facilities                                          13.3
-------------------------------------------------------------------------
General Obligation                                               11.9
-------------------------------------------------------------------------
Marine/Aviation Facilities                                        9.5
-------------------------------------------------------------------------
Highways                                                          9.1

   3. Portfolio data is subject to change. Percentages are as of July 31, 2000, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 15.6% of total investments) but for which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

   4. Portfolio is subject to change. Percentages are as of July 31, 2000, and are based on total market value of investments.

6  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended July 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. During the Fund's fiscal year that ended July 31, 2000, Oppenheimer New Jersey Municipal Bond Fund's performance was limited by adverse economic and fixed income market conditions, including inflation fears and rising interest rates. The Fund's slightly aggressive positioning, including a longer than average portfolio duration and an emphasis on higher yielding securities, also constrained performance during the period. Because of the relatively limited demand for institutional-oriented bonds, the portfolio managers generally held onto their institutional issues during the reporting period. The managers have sought to reposition the portfolio more defensively by reducing the Fund's holdings of poorly performing bonds and by improving the overall credit quality of the portfolio. The Fund's portfolio holdings, allocations and investment style are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2000. In the case of Class A and Class B shares, performance is measured from inception of those classes on March 1, 1994. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

  The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

7  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
         Oppenheimer New Jersey Municipal Fund (Class A)
         Lehman Brothers Municipal Bond Index

              Oppenheimer                Lehman Brothers
               New Jersey                 Municipal Bond
             Municipal Fund                  Index
   3/1/94        9,525                       10,000
 12/31/94        9,082                        9,625
 12/31/95       10,388                       11,305
  7/31/96       10,574                       11,357
  7/31/97       11,628                       12,521
  7/31/98       12,318                       13,271
  7/31/99       12,510                       13,653
7/31/2000       12,198                       14,242

Average Annual Total Return of Class A Shares of the Fund at 7/31/002
1-Year- 7.11%     5-Year 3.19%     Life 3.17%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
         Oppenheimer New Jersey Municipal Fund (Class B)
         Lehman Brothers Municipal Bond Index

                 Oppenheimer              Lehman Brothers
                  New Jersey               Municipal Bond
                Municipal Fund                 Index
   3/1/94          10,000                      10,000
 12/31/94           9,459                       9,625
 12/31/95          10,742                      11,305
  7/31/96          10,885                      11,357
  7/31/97          11,881                      12,521
  7/31/98          12,503                      13,271
  7/31/99          12,603                      13,653
7/31/2000          12,248                      14,242

Average Annual Total Return of Class B Shares of the Fund at 7/31/002
1-Year- 7.74%     5-Year 3.13%     Life 3.23%

1. The Fund changed its fiscal year end from December 31 to July 31.
2. See page 10 for further details.

 8  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of$10,000 Hypothetical Investments in:
         Oppenheimer New Jersey Municipal Fund (Class C)
         Lehman Brothers Municipal Bond Index

           Oppenheimer New Jersey      Lehman Brothers
          Municipal Fund (Class C)   Municipal Bond Index

  8/29/95         10,000                    10,000
 12/31/95         10,406                    10,479
  7/31/96         10,540                    10,526
  7/31/97         11,496                    11,605
  7/31/98         12,098                    12,301
  7/31/99         12,194                    12,655
7/31/2000         11,802                    13,201

Average Annual Total Return of Class C Shares of the Fund at 7/31/002
1-Year-4.13%     Life3.44%

The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 2/28/94 for Class A and Class B and begins on 8/31/95 for Class C.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

 9  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values on the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 3/1/94.The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year).Because Class B shares convert to Class A shares 72 months after purchase,the "life-of-class" return for Class B uses Class A performance for the period after conversion.Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                                                      Financials

11 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS July 31, 2000
--------------------------------------------------------------------------------

                                                 Ratings:
                                                 Moody's/                        Market
                                                S&P/Fitch     Principal           Value
                                              (Unaudited)        Amount      See Note 1
=========================================================================================
Municipal Bonds and Notes--99.5%
-----------------------------------------------------------------------------------------
New Jersey--83.2%
Atlantic City, NJ Refunding COP, Public
Facilities Lease Agreement, FGIC Insured,
6%, 3/1/13                                    Aaa/AAA/AAA    $2,900,000      $3,130,260
-----------------------------------------------------------------------------------------
Delaware River, NJ & PA POAU RB, FSA
Insured, 6%, 1/1/18                               Aaa/AAA     3,500,000       3,678,290
-----------------------------------------------------------------------------------------
Hudson Cnty., NJ MUAU System RB,
Prerefunded, 11.875%, 7/1/06                      Aaa/AAA       515,000         576,146
-----------------------------------------------------------------------------------------
Hudson Cnty., NJ Solid Waste System
Improvement Authority RRB, Series 1,
6%, 1/1/29                                        NR/BBB-     1,000,000         920,990
-----------------------------------------------------------------------------------------
Lopatcong Township, NJ BOE GOUN, FSA
Insured, 5.70%, 7/15/19                            NR/AAA       635,000         648,081
-----------------------------------------------------------------------------------------
Middlesex, NJ Improvement Authority
Utilities Systems CAP RB, Series B,
Zero Coupon, 5.63%, 9/1/211                   Aaa/AAA/AAA     6,000,000       1,814,040
-----------------------------------------------------------------------------------------
Newark, NJ GOB, School Qualified Bond
Act, MBIA Insured, 5.30%, 9/1/08                  Aaa/AAA     1,000,000       1,032,410
-----------------------------------------------------------------------------------------
NJ EDAU ED RB, United Methodist Homes,
5.75%, 7/1/29                                     NR/BBB-     2,000,000       1,582,840
-----------------------------------------------------------------------------------------
NJ EDAU PC RB, Public Service Electric &
Gas Co. Project, Series A, MBIA Insured,
6.40%, 5/1/32                                     Aaa/AAA       500,000         522,325
-----------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Franciscan Oaks
Project, 5.70%, 10/1/17                             NR/NR     2,235,000       1,894,721
-----------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Keswick Pines,
5.60%, 1/1/12                                       NR/NR       600,000         522,702
-----------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Keswick Pines,
5.70%, 1/1/18                                       NR/NR     2,350,000       1,932,382
-----------------------------------------------------------------------------------------
NJ EDAU RRB, Sr. Mtg., Arbor Glen, Series A,
5.875%, 5/15/16                                     NR/NR     3,000,000       2,550,390
-----------------------------------------------------------------------------------------
NJ EDAU RRB, United Methodist Homes,
5.125%, 7/1/25                                    NR/BBB-     1,900,000       1,394,277
-----------------------------------------------------------------------------------------
NJ EDAU SPF RB, Continental Airlines, Inc.
Project, 6.25%, 9/15/29                            Ba2/BB     4,935,000       4,511,133
-----------------------------------------------------------------------------------------
NJ EDAU Water Facilities RB, American Water
Co., Inc. Project, Series A, FGIC Insured,
6.875%, 11/1/34                               Aaa/AAA/AAA       500,000         542,450
-----------------------------------------------------------------------------------------
NJ Education FA RB, Princeton University,
Series E, 5%, 7/1/18                              Aaa/AAA     3,460,000       3,319,455
-----------------------------------------------------------------------------------------
NJ Educational FA RRB, Monmouth University,
Series C, 5.80%, 7/1/22                          Baa2/BBB     1,000,000         976,090
-----------------------------------------------------------------------------------------
NJ HCF FAU RB, Centrastate Medical Center,
Series A, AMBAC Insured, 6%, 7/1/212          Aaa/AAA/AAA       100,000         101,467
-----------------------------------------------------------------------------------------
NJ HCF FAU RB, Columbus Hospital, Series A,
7.50%, 7/1/212                                       B2/B     2,000,000       1,730,180
-----------------------------------------------------------------------------------------
NJ HCF FAU RB, Southern Ocean Cnty.
Hospital, Series A, 6.25%, 7/1/23                 Baa1/NR     1,000,000         889,470
-----------------------------------------------------------------------------------------
NJ HCF FAU RB, St. Elizabeth Hospital
Obligation Group, 6%, 7/1/20                    Baa3/BBB-     1,000,000         869,730
-----------------------------------------------------------------------------------------
NJ HCF FAU RB, St. Joseph's Hospital &
Medical Center, Series A, 6%, 7/1/26               NR/AAA       750,000         770,138

12   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                                    Ratings:
                                                    Moody's/                       Market
                                                   S&P/Fitch     Principal          Value
                                                 (Unaudited)        Amount     See Note 1
-------------------------------------------------------------------------------------------
New Jersey Continued
NJ HCF FAU RRB, Dover General Hospital &
Medical Center, MBIA Insured, 7%, 7/1/03             Aaa/AAA    $1,000,000     $1,063,780
-------------------------------------------------------------------------------------------
NJ HEAA Student Loan RB, Series A, MBIA Insured,
6%, 6/1/15                                            NR/AAA     1,000,000      1,030,020
-------------------------------------------------------------------------------------------
NJ Mtg. & HFA MH RB, Series A, AMBAC Insured,
6.25%, 5/1/28                                        Aaa/AAA     1,000,000      1,020,160
-------------------------------------------------------------------------------------------
NJ Mtg. & HFA RB, Home Buyer, Series J,
MBIA Insured, 6.20%, 10/1/25                         Aaa/AAA       200,000        202,452
-------------------------------------------------------------------------------------------
NJ Mtg. & HFA RB, Home Buyer, Series X,
MBIA Insured, 5.70%, 5/1/203                         Aaa/AAA       500,000        500,980
-------------------------------------------------------------------------------------------
NJ Mtg. & HFA RRB, Series 1, 6.70%, 11/1/28            NR/A+        85,000         88,553
-------------------------------------------------------------------------------------------
NJ Mtg. HAU RB, Series U, 5.75%, 4/1/18              Aaa/AAA     1,000,000      1,009,130
-------------------------------------------------------------------------------------------
NJ Sports & Exposition Authority Convention
Center Luxury Tax RB, Series A, MBIA Insured,
6.25%, 7/1/20                                        Aaa/AAA        80,000         84,153
-------------------------------------------------------------------------------------------
NJ Transportation COP, Series 15, AMBAC
Insured, 6.19%, 9/15/144                              NR/AAA     2,500,000      2,858,575
-------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, 6.50%, 1/1/16                A3/A-/A-       950,000      1,054,548
-------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, MBIA Insured, 6.50%,
1/1/09                                           Aaa/AAA/AAA     1,000,000      1,113,960
-------------------------------------------------------------------------------------------
Passaic Valley, NJ Sewer System Commissioners
GOUN, Series E, AMBAC Insured, 5.625%,
12/1/17                                               Aaa/NR     3,095,000      3,153,031
-------------------------------------------------------------------------------------------
Paterson, NJ Public SDI COP, 5.75%, 11/1/19           Aaa/NR     2,000,000      2,057,400
-------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB, 94th Series, 6%,
12/1/14                                           A1/AA-/AA-       200,000        207,760
-------------------------------------------------------------------------------------------
PAUNYNJ SPO RB, JFK International Air Terminal
Project, Series 6, MBIA Insured, 7%, 12/1/12     Aaa/AAA/AAA     2,000,000      2,339,520
-------------------------------------------------------------------------------------------
PAUNYNJ SPO RRB, KIAC-4 Project, Fifth
Installment, 6.75%, 10/1/19                            NR/NR       900,000        907,353
-------------------------------------------------------------------------------------------
South Brunswick, NJ GOB, FGIC Insured,
5.625%, 12/1/19                                      Aaa/AAA     2,330,000      2,356,772
-------------------------------------------------------------------------------------------
South Brunswick, NJ GOB, FGIC Insured,
5.625%, 12/1/20                                      Aaa/AAA     2,385,000      2,407,204
-------------------------------------------------------------------------------------------
West Orange, NJ BOE COP, MBIA Insured,
5.625%, 10/1/19                                       Aaa/NR     2,500,000      2,532,900
                                                                              -------------
                                                                               61,898,218

-------------------------------------------------------------------------------------------
U.S. Possessions--16.3%
Guam PAU RB, Prerefunded, Series A, 6.30%,
10/1/22                                               NR/AAA       185,000        196,553
-------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series Y, 5%, 7/1/36               Baa1/A     1,000,000        897,230
-------------------------------------------------------------------------------------------
PR EPAU RRB, Series Z, FSA Insured, 5.50%,
7/1/16                                           Aaa/AAA/AAA     1,105,000      1,119,199
-------------------------------------------------------------------------------------------
PR Industrial Tourist Educational Medical &
Environmental Control Facilities RB,
Polytechnic University Project, Series A,
6.50%, 8/1/24                                        NR/BBB-       400,000        406,836
-------------------------------------------------------------------------------------------
PR Industrial, Tourist, Educational,
Medical & Environmental Control Facilities
RB, AES Puerto Rico Project, 6.625%, 6/1/26      Baa2/NR/BBB       965,000        998,437

13   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                    Ratings:
                                                    Moody's/                       Market
                                                   S&P/Fitch     Principal          Value
                                                 (Unaudited)        Amount     See Note 1
-------------------------------------------------------------------------------------------
U.S. Possessions Continued
PR Municipal FAU GOB, Series PA-638A,
6.784%, 8/1/134,5                                      NR/NR    $1,075,000    $ 1,206,139
-------------------------------------------------------------------------------------------
PR Municipal FAU GOB, Series PA-638B,
6.784%, 8/1/154,5                                      NR/NR     1,000,000      1,138,370
-------------------------------------------------------------------------------------------
University of Virgin Islands RB, Series A,
5.75%, 12/1/13                                          NR/A     1,000,000      1,006,850
-------------------------------------------------------------------------------------------
Virgin Islands Housing FAU SFM RRB, Series A,
6.50%, 3/1/25                                         NR/AAA       135,000        137,153
-------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Series A, 6.375%,
10/1/19                                              NR/BBB-     1,515,000      1,544,543
-------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Sub. Lien, Series E,
6%, 10/1/22                                            NR/NR     1,500,000      1,414,920
-------------------------------------------------------------------------------------------
Virgin Islands University BOE RB, Series A,
5.75%, 12/1/13                                          NR/A       620,000        635,258
-------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric Systems
RRB, 5.375%, 7/1/10                                NR/NR/BBB     1,470,000      1,455,476
                                                                              -------------
                                                                               12,156,964
-------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $75,123,369)                        99.5%    74,055,182
-------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                        0.5        361,388
                                                              -----------------------------
Net Assets                                                           100.0%   $74,416,570
                                                              =============================


Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

BOE       Board of Education                    HTAU       Highway & Transportation Authority
CAP       Capital Appreciation                  MH         Multifamily Housing
CMWLTH    Commonwealth                          MUAU       Municipal Utilities Authority
COP       Certificates of Participation         PAUNYNJ    Port Authority of New York & New Jersey
ED        Economic Development                  PAU        Power Authority
EDAU      Economic Development Authority        PC         Pollution Control
EPAU      Electric Power Authority              PFAU       Public Finance Authority
FA        Facilities Authority                  POAU       Port Authority
FAU       Finance Authority                     RB         Revenue Bonds
GOB       General Obligation Bonds              RRB        Revenue Refunding Bonds
GOUN      General Obligation Unlimited Nts.     SDI        School District
HAU       Housing Authority                     SFM        Single Family Mtg.
HCF       Health Care Facilities                SPF        Special Facilities
HEAA      Higher Education Assistance Agency    SPO        Special Obligations
HFA       Housing Finance Agency                TUAU       Turnpike Authority

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
2. Securities with an aggregate market value of $965,736 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
3. When-issued security to be delivered and settled after July 31, 2000.
4. Represents the current interest rate for a variable or increasing rate security.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,344,509 or 3.15% of the Fund's net assets as of July 31, 2000.

14   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Footnotes to Statement of Investments Continued

As of July 31, 2000, securities subject to the alternative minimum tax amount to $13,220,133 or 17.77% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                             Market Value        Percent
--------------------------------------------------------------------------------
Municipal Leases                                      $10,579,135          14.3%
Adult Living Facilities                                 9,877,312          13.3
General Obligation                                      8,788,976          11.9
Marine/Aviation Facilities                              7,058,413           9.5
Highways                                                6,744,028           9.1
Higher Education                                        6,344,489           8.6
Hospital/Healthcare                                     5,424,765           7.3
Electric Utilities                                      4,677,019           6.3
Sewer Utilities                                         3,153,031           4.3
Sales Tax                                               3,043,615           4.1
Water Utilities                                         2,932,636           4.0
Multifamily Housing                                     1,609,693           2.2
Single Family Housing                                   1,348,735           1.8
Student Loans                                           1,030,020           1.4
Resource Recovery                                         920,990           1.2
Pollution Control                                         522,325           0.7
                                                      --------------------------
Total                                                 $74,055,182         100.0%
                                                      ==========================

See accompanying Notes to Financial Statements.

15   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES July 31, 2000
--------------------------------------------------------------------------------

==========================================================================================
Assets
Investments, at value (cost $75,123,369)--see accompanying statement          $74,055,182
------------------------------------------------------------------------------------------
Cash                                                                              265,389
------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                        1,007,363
Shares of beneficial interest sold                                                 25,485
Other                                                                                 600
                                                                              ------------
Total assets                                                                   75,354,019

==========================================================================================
Liabilities

Payables and other liabilities:
Investments purchased on a when-issued basis                                      499,950
Dividends                                                                         204,514
Trustees' compensation                                                             69,261
Shares of beneficial interest redeemed                                             64,183
Shareholders reports                                                               60,893
Transfer and shareholder servicing agent fees                                      11,742
Distribution and service plan fees                                                  8,831
Daily variation on futures contracts                                                1,094
Other                                                                              16,981
                                                                              ------------
Total liabilities                                                                 937,449

==========================================================================================
Net Assets                                                                    $74,416,570
                                                                              ============

==========================================================================================
Composition of Net Assets

Paid-in capital                                                               $83,139,270
------------------------------------------------------------------------------------------
Overdistributed net investment income                                            (185,055)
------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                       (7,463,989)
------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                     (1,073,656)
                                                                              ------------
Net Assets                                                                    $74,416,570
                                                                              ============

==========================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $31,937,157 and 3,083,805 shares of beneficial interest outstanding)            $10.36
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                        $10.88
------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$35,337,563 and 3,409,061 shares of beneficial interest outstanding)               $10.37
------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based
on net assets of $7,141,850 and 689,282 shares of beneficial interest
outstanding)                                                                       $10.36

See accompanying Notes to Financial Statements.

16   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended July 31, 2000
--------------------------------------------------------------------------------

================================================================================
Investment Income

Interest                                                             $4,936,532

================================================================================
Expenses

Management fees                                                         490,267
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                  86,159
Class B                                                                 381,089
Class C                                                                  82,156
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            57,197
--------------------------------------------------------------------------------
Shareholder reports                                                      77,971
--------------------------------------------------------------------------------
Custodian fees and expenses                                              19,909
--------------------------------------------------------------------------------
Trustees' compensation                                                   15,743
--------------------------------------------------------------------------------
Other                                                                    28,939
                                                                   -------------
Total expenses                                                        1,239,430
Less expenses paid indirectly                                           (15,594)
Less waiver of expenses                                                (226,715)
                                                                   -------------
Net expenses                                                            997,121

================================================================================
Net Investment Income                                                 3,939,411

================================================================================
Realized and Unrealized Gain (Loss)

Net realized loss on:
Investments                                                          (7,036,425)
Closing of futures contracts                                           (420,474)
Closing and expiration of option contracts written                          (60)
                                                                   -------------
Net realized loss                                                    (7,456,959)

--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                    188,013
                                                                   -------------
Net realized and unrealized loss                                     (7,268,946)

================================================================================
Net Decrease in Net Assets Resulting from Operations               $ (3,329,535)
                                                                   =============

See accompanying Notes to Financial Statements.

17   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended July 31,                                                  2000            1999
==========================================================================================
Operations
Net investment income                                         $ 3,939,411     $ 3,749,997
------------------------------------------------------------------------------------------
Net realized gain (loss)                                       (7,456,959)        138,741
------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)              188,013      (3,509,408)
                                                              ----------------------------
Net increase (decrease) in net assets resulting from           (3,329,535)        379,330
operations

==========================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                        (1,895,546)     (1,835,806)
Class B                                                        (1,697,365)     (1,578,140)
Class C                                                          (371,483)       (336,025)
------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                           (38,325)        (32,211)
Class B                                                           (38,868)        (34,382)
Class C                                                            (9,332)         (7,281)

==========================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                        (7,088,220)     10,755,309
Class B                                                        (5,635,459)     12,814,190
Class C                                                        (1,821,590)      3,631,472

==========================================================================================
Net Assets

Total increase (decrease)                                     (21,925,723)     23,756,456
------------------------------------------------------------------------------------------
Beginning of period                                            96,342,293      72,585,837
                                                              ----------------------------
End of period (including overdistributed net investment
income of185,055 and  160,072, respectively)                  $74,416,570     $96,342,293
                                                              ============================

See accompanying Notes to Financial Statements.

18   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------

                                                                          Year       Year
                                                                         Ended      Ended
                                                                       July 31,  Dec. 31,
Class A                                 2000    1999     1998    1997     19961      1995
Net asset value, beginning of period   $11.21  $11.58   $11.54  $11.10   $11.26     $10.41
==========================================================================================
Per Share Operating Data
Net asset value, beginning of period   $11.21  $11.58   $11.54  $11.10   $11.26     $10.41
------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .53     .55      .58     .62      .36        .61
Net realized and unrealized gain (loss)  (.82)   (.36)     .09     .45     (.16)       .86
                                        --------------------------------------------------
Total income (loss) from
investment operations                    (.29)    .19      .67    1.07      .20       1.47
------------------------------------------------------------------------------------------
Dividends and/or distributions to
 shareholders:
Dividends from net investment income     (.55)   (.55)    (.59)   (.61)    (.36)      (.61)
Distributions from net realized gain     (.01)   (.01)    (.04)   (.02)      --       (.01)
                                        --------------------------------------------------
Total dividends and/or distributions
to shareholders                          (.56)   (.56)    (.63)   (.63)    (.36)      (.62)
------------------------------------------------------------------------------------------
Net asset value, end of period         $10.36  $11.21   $11.58  $11.54   $11.10     $11.26
                                       ===================================================

==========================================================================================
Total Return, at Net Asset Value2       (2.47)%  1.57%    5.96%   9.99%    1.80%     14.42%

==========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
 thousands)                           $31,937 $42,289  $33,060 $19,109  $11,354     $8,806
------------------------------------------------------------------------------------------
Average net assets (in thousands)     $35,286 $38,999  $24,909 $14,072  $10,036     $6,504
------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                    5.26%   4.71%    4.94%   5.45%    5.49%      5.51%
Expenses                                 1.09%   1.10%    1.14%4  1.08%4   1.64%4     1.75%4
Expenses, net of indirect expenses
and waiver of expenses                   0.79%   0.63%    0.38%   0.88%    0.97%      0.80%
------------------------------------------------------------------------------------------
Portfolio turnover rate                   101%     70%      46%     12%      33%         7%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                   19 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

                                                                          Year       Year
                                                                          Ended      Ended
                                                                         July 31,   Dec. 31,
Class B                                 2000     1999    1998     1997    1996 1      1995
============================================================================================
Per Share Operating Data
Net asset value, beginning of period   $11.21   $11.58   $11.53  $11.09   $11.25     $10.40
--------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .47      .47      .50     .53      .31        .53
Net realized and unrealized gain
(loss)                                   (.83)    (.37)     .09     .46     (.16)       .86
                                       -----------------------------------------------------
Total income (loss) from
investment operations                    (.36)     .10      .59     .99      .15       1.39
--------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income     (.47)    (.46)    (.50)   (.53)    (.31)      (.53)
Distributions from net realized gain     (.01)    (.01)    (.04)   (.02)      --       (.01)
                                       -----------------------------------------------------
Total dividends and/or distributions
to shareholders                          (.48)    (.47)    (.54)   (.55)    (.31)      (.54)
--------------------------------------------------------------------------------------------
Net asset value, end of period         $10.37   $11.21   $11.58  $11.53   $11.09     $11.25
                                       =====================================================

============================================================================================
Total Return, at Net Asset Value2       (3.11)%   0.81%    5.25%   9.18%    1.34%     13.59%

============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                            $35,338  $44,322  $33,062 $18,647   $9,740     $5,222
--------------------------------------------------------------------------------------------
Average net assets (in thousands)     $38,064  $39,842  $25,556 $13,278   $7,774     $4,080
--------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                    4.50%    3.96%    4.17%   4.70%    4.70%      4.79%
Expenses                                 1.85%    1.85%    1.89%4  1.83%4   2.40%4     2.49%4
Expenses, net of indirect expenses
and waiver of expenses                   1.55%    1.38%    1.14%   1.62%    1.74%      1.53%
--------------------------------------------------------------------------------------------
Portfolio turnover rate                   101%      70%      46%     12%      33%         7%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                   20 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                                                          Year       Period
                                                                         Ended       Ended
                                                                        July 31,    Dec. 31,
Class C                                 2000    1999     1998     1997   1996 1     1995 2
============================================================================================
Per Share Operating Data
Net asset value, beginning of period  $ 11.21  $11.58   $11.53  $11.09   $11.25     $11.01
--------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .46     .46      .50     .53      .30        .19
Net realized and unrealized gain
(loss)                                   (.83)   (.36)     .09     .45     (.16)       .25
                                       -----------------------------------------------------
Total income (loss) from
investment operations                   (.37)     .10      .59     .98      .14        .44
--------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income    (.47)    (.46)    (.50)   (.52)    (.30)      (.19)
Distributions from net realized gain    (.01)    (.01)    (.04)   (.02)      --       (.01)
                                       -----------------------------------------------------
Total dividends and/or distributions
to shareholders                         (.48)    (.47)    (.54)   (.54)    (.30)      (.20)
--------------------------------------------------------------------------------------------
Net asset value, end of period        $10.36   $11.21   $11.58  $11.53   $11.09     $11.25
                                      ======================================================

============================================================================================
Total Return, at Net Asset Value 3     (3.20)%   0.81%    5.24%   9.11%    1.29%      4.07%

============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                            $7,142   $9,732   $6,463  $2,080   $  132     $   50
--------------------------------------------------------------------------------------------
Average net assets (in thousands)     $8,198   $8,483   $3,631  $  747   $   74     $    3
--------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                   4.51%    3.96%    4.20%   4.56%    4.66%        -- 6
Expenses                                1.85%    1.85%    1.92% 5 1.79%5   2.48%5       -- 6
Expenses, net of indirect expenses
and waiver of expenses                  1.55%   1.38%     1.12%   1.60%    1.81%        -- 6
--------------------------------------------------------------------------------------------
Portfolio turnover rate                  101%     70%      46%      12%      33%         7%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6. Ratios during this period would not be indicative of future results.

See accompanying Notes to Financial Statements.

                   21 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge.Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges,except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2000, the Fund had entered into outstanding net when-issued or forward commitments of $499,950.

                   22 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
Non-Diversification Risk. The Fund is "non-diversified" and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:
                                Expiring
                                ------------------
                                  2008  $1,327,407

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2000, a provision of $6,210 was made for the Fund's projected benefit obligations and payments of $2,049 were made to retired trustees, resulting in an accumulated liability of $64,414 as of July 31, 2000.
      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                   23 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $484. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                   24 OPPENHEIMER NEW JERSEY MUNICIPAL FUND

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                         Year Ended July 31, 2000       Year Ended July 31, 1999
                                          Shares          Amount         Shares           Amount
---------------------------------------------------------------------------------------------------
Class A
Sold                                      920,509    $  9,619,436       1,892,611     $ 22,117,140
Dividends and/or
distributions reinvested                  104,515       1,090,118         101,593        1,183,876
Redeemed                               (1,712,137)    (17,797,774)     (1,077,934)     (12,545,707)
                                      -------------------------------------------------------------
Net increase (decrease)                  (687,113)   $ (7,088,220)        916,270     $ 10,755,309
                                      =============================================================
---------------------------------------------------------------------------------------------------
Class B
Sold                                      560,903    $  5,829,198       1,587,888     $ 18,490,151
Dividends and/or
distributions reinvested                   93,374         971,360          84,751          986,603
Redeemed                               (1,199,632)    (12,436,017)       (574,554)      (6,662,564)
                                      -------------------------------------------------------------
Net increase (decrease)                  (545,355)   $ (5,635,459)      1,098,085     $ 12,814,190
                                      =============================================================
---------------------------------------------------------------------------------------------------
Class C
Sold                                      252,337    $  2,644,095         461,996     $  5,398,001
Dividends and/or
distributions reinvested                   24,849         259,049          23,858          277,644
Redeemed                                 (455,982)     (4,724,734)       (176,024)      (2,044,173)
                                      -------------------------------------------------------------
Net increase (decrease)                  (178,796)   $ (1,821,590)        309,830     $  3,631,472
                                      =============================================================
===================================================================================================

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities,other than short-term obligations, for the year ended July 31, 2000, were $81,807,639 and $99,493,204, respectively.

As of July 31, 2000,unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $75,117,901 was:

Gross unrealized appreciation                    $ 1,602,251
Gross unrealized depreciation                     (2,670,438)
                                                  -----------
Net unrealized depreciation                       (1,068,187)
                                                  ===========


                  25   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume Fund expenses to the level needed to maintain a stable dividend. The Manager can withdraw the voluntary waiver at any time. The Fund's management fee for the year ended July 31, 2000, was an annualized rate of 0.60%, before any waiver by the Manager, if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                              Aggregate        Class A       Commissions       Commissions       Commissions
                              Front-End      Front-End        on Class A        on Class B        on Class C
                          Sales Charges  Sales Charges            Shares            Shares            Shares
                             on Class A    Retained by       Advanced by       Advanced by       Advanced by
Year Ended                       Shares    Distributor      Distributor1      Distributor1      Distributor1
-------------------------------------------------------------------------------------------------------------
July 31, 2000                  $ 89,670       $ 11,968           $ 4,034         $ 193,383          $ 20,626

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                Class A                          Class B                             Class C
                    Contingent Deferred              Contingent Deferred                 Contingent Deferred
                          Sales Charges                    Sales Charges                       Sales Charges
Year Ended      Retained by Distributor          Retained by Distributor             Retained by Distributor
------------------------------------------------------------------------------------------------------------
July 31, 2000                       $--                         $216,313                             $17,427

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                  26   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2000, payments under the Class A plan totaled $86,159 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $1,655 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 2000, were as follows:

                                                              Distributor's    Distributor's
                                                                  Aggregate     Unreimbursed
                                                               Unreimbursed    Expenses as %
                        Total Payments     Amount Retained         Expenses    of Net Assets
                            Under Plan      by Distributor       Under Plan         of Class
--------------------------------------------------------------------------------------------
Class B Plan                  $381,089            $305,129       $1,441,288             4.08%
Class C Plan                    82,156              27,321           98,620             1.38

                  27   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of July 31, 2000, the Fund had outstanding futures contracts as follows:

                                  Expiration            Number    Valuation as of        Unrealized
Contract Description                    Date      of Contracts      July 31, 2000      Depreciation
---------------------------------------------------------------------------------------------------

Contracts to Sell
U.S. Treasury Nts., 10 yr.           9/20/00                35         $3,461,172            $5,469
===================================================================================================

6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended July 31, 2000.


                  28   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer New Jersey Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer New Jersey Municipal Fund as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
August 21, 2000


                  29   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

================================================================================
In early 2001, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Distributions of $0.0563, $0.0493 and $0.0493 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 10, 1999, of which $0.0105 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      None of the dividends paid by the Fund during the year ended July 31, 2000, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  30   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
OPPENHEIMER NEW JERSEY MUNICIPAL FUND
--------------------------------------------------------------------------------

A Series of Oppenheimer Multi-State Municipal Trust
================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Jerry Webman, Vice President
                         Merrell Hora, Vice President
                         Andrew J. Donohue,Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop,Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack,Assistant Secretary
================================================================================
Investment Advisor       OppenheimerFunds,Inc.
================================================================================
Distributor              OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities
================================================================================
Independent Auditors     KPMGLLP
================================================================================
Legal Counsel            Mayer, Brown & Platt

                         This is a copy of a report to shareholders of Oppenheimer New Jersey Municipal Fund. For other material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.


         (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

               31      OPPENHEIMER NEW  JERSEY  MUNICIPAL  FUND


--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

======================================================================================================
Global Equity
                     Developing Markets Fund            Global Fund
                     International Small Company Fund   Quest Global Value Fund
                     Europe Fund                        Global Growth & Income Fund
                     International Growth Fund
======================================================================================================
Equity
                     Stock                              Stock & Bond
                     Enterprise Fund                    Main Street(R) Growth & Income Fund
                     Discovery Fund                     Quest Opportunity Value Fund
                     Main Street(R) Small Cap Fund      Total Return Fund
                     Quest Small Cap Fund               Quest Balanced Value Fund
                     MidCap Fund                        Capital Income Fund
                     Capital Appreciation Fund          Multiple Strategies Fund
                     Growth Fund                        Disciplined Allocation Fund
                     Disciplined Value Fund             Convertible Securities Fund
                     Quest Value Fund
                     Trinity Growth Fund                Specialty
                     Trinity Core Fund                  Real Asset Fund
                     Trinity Value Fund                 Gold & Special Minerals Fund
======================================================================================================
Fixed Income
                     Taxable                            Municipal
                     International Bond Fund            California Municipal Fund1
                     World Bond Fund                    Main Street(R) California Municipal Fund1
                     High Yield Fund                    Florida Municipal Fund1
                     Champion Income Fund               New Jersey Municipal Fund1
                     Strategic Income Fund              New York Municipal Fund1
                     Bond Fund                          Pennsylvania Municipal Fund1
                     Senior Floating Rate Fund          Municipal Bond Fund
                     U.S. Government Trust              Insured Municipal Fund
                     Limited-Term Government Fund       Intermediate Municipal Fund

                                                        Rochester Division
                                                        Rochester Fund Municipals
                                                        Limited Term New York Municipal Fund
======================================================================================================

Money Market2
                     Money Market Fund                  Cash Reserves

1. Available to investors only in certain states.
2. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


                  32   OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

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